UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 4, 2016

QTS Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36109	46-2809094
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2016, QTS Realty Trust, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) at which (i)  eight directors were elected, (ii) the compensation paid to the Company’s named executive officers was approved in an advisory vote, (iii) an advisory vote was taken on the frequency of future advisory shareholder votes related to named executive officer compensation and (iv) the appointment  of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 18, 2016. The final voting results for each proposal are set forth below.

Election of Directors

At the Annual Meeting, stockholders elected eight directors of the Company to serve until the 2017 Annual Meeting of Stockholders and until their successors have been duly elected and qualified. The table below sets forth the voting results for each director nominee:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Chad L. Williams	35,987,137	2,097,247	947,710
John W. Barter	37,986,096	98,288	947,710
William O. Grabe	37,965,292	119,092	947,710
Catherine R. Kinney	36,139,217	1,945,167	947,710
Peter A. Marino	37,985,089	99,295	947,710
Scott D. Miller	37,986,492	97,892	947,710
Philip P. Trahanas	37,984,712	99,672	947,710
Stephen E. Westhead	26,990,965	11,093,419	947,710

Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s stockholders voted on a non-binding resolution to approve the compensation of the Company’s named executive officers. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
34,826,991	3,055,254	202,139	947,710

Advisory Vote on the Frequency of the Advisory Vote to Approve Named Executive Officer Compensation

At the Annual Meeting, the Company’s stockholders voted on the frequency of the advisory vote related to named executive officer compensation. The table below sets forth the voting results for this proposal:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
33,627,847	2,615,611	1,826,124	14,802	947,710

Ratification of Ernst & Young as the Company’s Independent Registered Public Accounting Firm

At the Annual Meeting, the Company’s stockholders ratified the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The table below sets forth the voting results for this proposal:

Votes For	Votes Against	Abstentions
39,000,409	27,870	3,815

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel

May 5, 2016